                                              OPPENHEIMER CASH RESERVES
                                       Supplement dated April 28, 2003 to the
                                         Prospectus dated September 24, 2002

The Prospectus is changed as follows:

1.       The Prospectus supplement dated February 20, 2003 is replaced with this supplement.

2.       The following is added to the end of the first  paragraph  under the caption "Fees and Expenses of the Fund"
     on page 6:

         The  tables and  examples  below do not  reflect  certain  reductions  in Fund  operating  expenses occurring after July 31, 2002 (the Fund's fiscal year end). These are described in this supplement.

3.       The  following  replaces the second and third  sentences of the second  paragraph of the footnote  under the table "Annual Fund Operating Expenses" on page 6:

         The "Other  Expenses" in the table are based on, among other  things,  the fees that the Fund would have paid if the transfer  agent had not waived a portion of its fee under a voluntary  undertaking to the Fund to limit those fees for all classes  (i) prior to April 28,  2003,  to 0.35% of average daily net assets,  or (ii)  effective  April 28, 2003,  to the lesser of 0.35% of average daily net assets or to an amount  (but not to less than  zero)  necessary  to allow each class of the Fund to maintain a 7-day yield of at least  approximately  0.10%. The undertaking  shown in part (i) of the preceding  sentence  first became  effective  October 1, 2001 and was prorated for the remainder of the fiscal year ending after that date. Each of the  undertakings  shown in the preceding  sentence may be further amended or withdrawn at any time.

4.       The following is added to the paragraph captioned "Advisory Fees" on page 11:

         Effective  December 6, 2002, the Manager has agreed to limit the Fund's  management fee to 0.40% of the Fund's average net assets for each class of shares.  That expense  limitation can be amended or terminated at any time without advance notice.

                                                              (continued)

5.       The following is added to the end of the first paragraph under the caption  "Distribution  and Service Plans for Class B, Class C and Class N Shares" on page 18, and  replaces  the first  sentence of the second  paragraph under that caption:

         Effective  January 1, 2003, the Fund is decreasing the asset-based  sales charge on Class B and
         Class C shares to 0.50% of average daily net assets per annum.

                  If the Class B and Class C  asset-based  sales charge and service fee were assessed at the maximum  permitted rates,  they would increase  expenses of those share classes by 1.00% of average net assets per year.

6.       The following is added after the first two sentences of the third paragraph under the caption  "Distribution and Service Plans for Class B, Class C and Class N Shares" on page 18:

         "On direct  purchases of Class B shares on or after January 20, 2003, the Distributor  pays a sales concession  of 2.00% of the purchase  price of Class B shares to dealers from its own  resources at the time of sale."

7.       The following is added after the first sentence of the fourth paragraph under the caption  "Distribution and
     Service Plans for Class B, Class C and Class N Shares" on page 18:

         "The  Distributor  pays a sales  concession  of 0.50% of the  purchase  price of Class C shares  to dealers from its own resources at the time of sale, on sales on and after January 20, 2003."

8.       In the  Financial  Highlights  tables  for  Class B (on  page  30) and  Class C (on page  31),  income  from investment operations for 2001 is revised from "$.05" to "$.04".

April 28, 2003                                                                  PS0760.021